UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  811-21309
 Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)
Registrant's telephone number, including area code:   (212) 482-1600
Date of fiscal year end:  October 31
Date of reporting period: November 1, 2019 - April 30, 2020

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVENT
CAPITAL MANAGEMENT

CEF

April 30, 2020 (UNAUDITED)

AVK | SEMI-ANNUAL REPORT

Advent Convertible and Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GUGGENHEIMINVESTMENTS.COM/AVK
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CONVERTIBLE AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2020

DEAR SHAREHOLDER
Tracy V. Maitland
President and Chief Executive Officer
We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the six months ended April 30, 2020.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2020, Advent managed approximately $7.9 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2020, the Fund generated a total return based on market price of -11.80% and a total return of -12.39% based on NAV. As of April 30, 2020, the Fund’s market price of $12.39 represented a discount of 9.43% to NAV of $13.68.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid a distribution each month of the semi-annual period. The most recent monthly distribution paid on April 30, 2020 of $0.1172, represents an annualized distribution rate of 11.35% based upon the last closing market price of $12.39 on April 30, 2020.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Questions and Answers on page 5 for more information on distributions for the period.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2020

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 67 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Convertible and Income Fund
May 31, 2020

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2020

The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of Advent Convertible and Income Fund (the “Fund” or “AVK”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the six-month period ended April 30, 2020.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in nonconvertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward foreign currency exchange contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
Discuss Advent’s investment approach.
Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S.-dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
Please describe the economic and market environment over the last six months.
The period from October 2019 through April 2020 saw two disparate capital markets situations. In the first three months, a continuation of the long bull market appeared at hand as U.S. Gross Domestic Product (“GDP”) grew 2.1% in the fourth calendar quarter of 2019, similar to the other three quarters of the year. The U.S. Federal Reserve (the “Fed”) rate cuts helped boost the economy as industrial production, home construction, and employment all showed upside, staving off a manufacturing slowdown that was imported from weakness that began abroad. A Phase One trade deal between the U.S. and China as well as an orderly British exit from the European Union improved sentiment. Rebounding purchasing manager indices (“PMI”) in Europe and China and an apparent successful soft landing in the U.S. economy gave optimism that 2020 could be a year of accelerating growth. Equity and corporate bond markets marched higher, briefly correcting in January as the Chinese government instituted restrictions to contain a novel corona-virus, named coronavirus disease 2019 (“COVID-19”), which was first identified in Wuhan, China.
The second three months saw the largest sell-off in over a decade as COVID-19 became a global pandemic with mushrooming cases in February, March, and April, principally in Europe and the U.S. while more broadly contained in Asian nations. Civil restrictions on movement curtailed working life and social gatherings in most of the Western world and took economic activity in any industry not deemed essential to a standstill. The interruption of global business caused great fear of liquidity seizures among corporations and consumers, leading to plunging equity valuations and panic in corporate bond markets of both capital market liquidity and borrower solvency. Into the fourth week of March, selling pressure predominated in virtually every fixed-income market except risk-free developed-market government bonds. At that point, government responses kicked in with central banks promising trillions of market support, led by the Fed's $2.3 trillion of various bond-buying and loan programs but also an impressive $1 trillion plus of stimulus in Japan. The breadth of the U.S. programs (reaching into new markets such as high-yield exchange traded funds and direct loans to small and medium businesses) and containment of COVID-19’s spread before it overwhelmed health care facilities helped markets recover into the end of April.
Returns for the various asset classes are discussed in sections below, but the six-month period overall was characterized by a four-to-five-week period of plunging securities prices starting in mid-February that was deeper than the gradually rising prices in the weeks around it.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

How did the Fund perform in this environment?
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2020, the Fund generated a total return based on market price of -11.80% and a total return of -12.39% based on NAV. As of April 30, 2020, the Fund’s market price of $12.39 represented a discount of 9.43% to NAV of $13.68. As of October 31, 2019, the Fund’s market price of $14.79 represented a discount of 9.49% to NAV of $16.34.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the six-month period ended April 30, 2020?

Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	4.86%
ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index	1.44%
ICE BofA Merrill Lynch U.S. High Yield Index	-7.69%
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index	0.85%
Standard & Poor’s 500® (“S&P 500”) Index	-3.17%

What contributed to performance?
Various markets listed above had mixed performance in the six-month period ended April 30, 2020. The U.S. equity market performed well relative to its counterparts in foreign countries and the U.S. high yield bond market. The U.S. equity strength was particularly noteworthy in growth sectors such as technology and health care and in large-capitalization companies. More value-oriented sectors underperformed, and this trend intensified during the COVID-19 pandemic sell-off as investors bemoaned the economic effect on the yield curve, commodities and levered companies in general. This led to negative relative performance in the financial, natural resources, and real estate sectors. The U.S. markets continued to outperform in the April rebound as the extent of fiscal and monetary stimulus was not replicated in foreign markets compared to the U.S., with the exception of Japan.
The U.S. convertible market performed better than the S&P 500 Index of U.S. stocks, as its larger exposure to innovative growth companies helped in the context of growth sectors leading the market. Offsetting this advantage was the impact of corporate bond spread widening, as markets feared the disruption to earnings streams. This effect was further illustrated by the negative returns in the U.S. high-yield market, which has a greater duration than the convertible market and more exposure to cyclical and natural resource segments that suffered in recessionary economic conditions.
In the global convertibles index, foreign returns did not keep up with U.S. ones as there was less in the way of central bank stimulus both before and after the COVID-19 pandemic to catalyze securities

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

markets. European returns in particular lagged those of the U.S. equity markets, but all regions with notable issuance of convertible securities (Europe, Asia ex-Japan, Japan) had negative returns, while the U.S. market returns were positive.
The five-year U.S. Treasury note, which has a duration most closely matching the high-yield bond universe, fell in yield from 1.52% at October 2019 to 0.36% at April 2020, as the COVID-19 pandemic led the Fed to reduce short-term interest rates to zero. The high-yield corporate bond index’s spread widened from 4.15% to 7.61% as investors priced in more default risk. The greater effect of spread widening than risk-free rate compression led to negative returns in the high-yield market.
Please discuss the Fund’s distributions.
The Fund paid a distribution each month of the semi-annual period. The most recent monthly distribution paid on April 30, 2020 of $0.1172, represents an annualized distribution rate of 11.35% based upon the last closing market price of $12.39 on April 30, 2020.
The Fund currently anticipates that some of the 2020 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2020 will be reported to shareholders in January 2021 on form 1099-DIV.

Payable Date	Amount
November 29, 2019	$0.1172
December 31, 2019	$0.1172
January 31, 2020	$0.1172
February 28, 2020	$0.1172
March 31, 2020	$0.1172
April 30, 2020	$0.1172
Total	$0.7032

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when and if declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(g) on page 44 for more information on distributions for the period.
How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund had $324 million in leverage outstanding as of April 30, 2020, approximately 41% of the Fund’s total managed assets; $188 million is in the form of borrowings with Société Générale, and $136 million was in a reverse repurchase agreement with Société Générale. Both forms of leverage have tranches that expire in December 2020 and December 2022, and the borrowings has a floating tranche that varies with 3-month London Interbank Offered Rates (LIBOR). The average interest rate of the combined leverage for the period ended April 30, 2020 was 3.34%, a decline from the 3.55% average discussed in the 2019 annual report. The decline is due to reductions in 3-month LIBOR.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was negative and below the cost of leverage for the six months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was not beneficial to shareholders for the fiscal period given the negative aggregate security returns in the portfolio. Positively, the drop in short-term rates as the Fed cut its monetary policy target to zero, and the reset of some of the Fund's leverage to short-term floating tranches after ending some of the fixed swaps, has helped lower borrowing costs going forward. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that provide income above the cost of borrowing and the asymmetry of returns against equity scenarios provided by the convertible asset class.
What was the impact of the Fund’s covered call strategy?
The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing the contracts. The CBOE VIX Volatility Index, or “VIX” for its ticker, which averaged 16.8 during the 2019 fiscal year, spiked during the COVID-19 pandemic, closing April at 34.2 and averaging 26.7 for the half-year. Given the tremendous changes in equity prices in the period, the Fund focused on capital preservation and overall equity allocation rather than income-generation from call options. The VIX has remained at elevated levels as spring 2020 has progressed, but the economic and market environment remains highly unpredictable with steep outcomes either in appreciation or depreciation quite possible. The rebound from the lows in mid-March have been steeper than most rallies in recent years and capping upside in equity positions by writing options may have a worse outcome in total return than not writing at all. The Investment Adviser will continue to judge individual equity positions and the income possible from writing options based on the stock-specific volatility in coming to an optimal solution.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2020, and what did this mean for performance?
On April 30, 2020, the Fund’s total investments were invested approximately 55.2% in convertible bonds, convertible preferred securities, and mandatory convertibles; 31.9% in corporate bonds; 6.2% in equities; 5.8% in cash and cash equivalents; and 0.9% in senior floating rate interests.
On October 31, 2019, the Fund’s total investments were invested approximately 47.6% in convertible bonds, convertible preferred securities, and mandatory convertibles; 42.8% in corporate bonds; 5.2% in equities; 3.4% in cash and cash equivalents; and 1.0% in senior floating rate interests.
The changes in asset allocation for the six months reflects the new opportunities available in the Fund's primary asset classes at the end of the reporting period. The Fed's Primary Market Corporate Credit Facility and Secondary Market Corporate Credit Facility have provided a crucial backstop for investors to return to the broader fixed-income markets with confidence. Higher equity volatility and desires for liquidity have made convertible securities more attractive for corporate issuance. As a result, convertible issuance ramped tremendously after the Fed's moves. With corporate spreads wider, the coupons and asymmetry characteristics of this new issuance were highly attractive to the Fund and led to a larger allocation to the convertible asset class.
International investments declined from 22.8% at October 2019 to 19.8% ending April 2020. The Fund’s exposure to foreign issuers remained relatively constant in the early part of the reporting period. A greater level of opportunities in the U.S. compared to foreign ones both in terms of economic opportunity with the Fed’s interest rate cuts and greater growth potential along with greater new issuance resulted in the slight fall in foreign allocation. Returns of domestic securities being higher than foreign ones also led to some of the fall in the international exposure.
Which investments had the greatest effect on the Fund’s performance?
With the positive returns in the convertible market and outperformance of growth sectors over value, it comes as no surprise the top contributors were all convertible issuers in growth companies. The greatest positive contributor for the six month period was electric vehicle maker Tesla, Inc. (0.6% of long-term investments at period end). The company reported strong fourth quarter 2019 and first quarter 2020 results with units exceeding expectations and a second and third quarter of GAAP operating profits. Optimism over the successful ramp of the Gigafactory in China, the upcoming Model Y, and the lack of meaningful competition from traditional automakers more than offset slowdown in production given California’s COVID-19 pandemic restrictions. Medical device maker Wright Medical (not held in portfolio at period end) announced it would be acquired by fellow device company Stryker, which invoked the valuable takeover make-whole provisions in the convertible bond. Online retailer Etsy, Inc. (0.2% of long-term investments at period end) advanced as the company continued to take share of online shopping and to grow 20% organically. The company like many online companies received a boost from the COVID-19 pandemic as more commerce took place from home. Finally, glucose monitoring device maker DexCom, Inc. (0.2% of long-term investments at period end) continued to appreciate as results showed continued growth especially internationally and adoption was only moderately affected by the spread of COVID-19.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

Among detractors, mandatory convertibles in Stanley Black & Decker, Inc. (0.5% of long-term investments at period end) were hurt by aggressive inventory reduction of its products at retailers. Equity of hospital provider HCA (not held in portfolio at period end), originally bought after the Democratic primary race concluded without a fear of a Medicare-for-all push, fell after COVID-19 reduced near-term hospital capability to perform profitable elective surgeries. High-yield bonds of HCA, Inc. (0.4% of long-term investments at period end) also fell given HCA's leverage and profits being hobbled. High-yield bonds of Canadian oil sands producer MEG Energy (not held in portfolio at period end) fell as global oil supply became obvious with COVID-19 locking up the world's economy. The Fund did not have a noteworthy allocation to energy in its high-yield sleeve, and energy's bottom sector performance have led most portfolios to list some oil producers as among the largest detractors. Finally, colon cancer screener Exact Sciences (0.8% of long-term investments at period end) fell, especially in March as the company's services were curtailed during the COVID-19 pandemic as elective procedures were reduced to focus hospital resources on the virus. However, declines are abating as recent weeks pass and hospitals resume normal screenings.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

Index Definitions
The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.
ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.
ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
Refinitiv Global Focus Convertible U.S. Dollar Hedged Index (formerly Thomson Reuters Convertible Global Focus USD Hedged Index) is a market-weighted index with a minimum size for inclusion of $500 million (US), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of Convertible Bonds with an Equity Link. A rebranding earlier in 2020 resulted in a change to the name of the benchmark.
S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
AVK Risks and Other Considerations
The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives or avoid losses. The value of the Fund will fluctuate with the value of the underlying securities.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2020

Historically, closed-end funds often trade at a discount to their net asset value. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
A new respiratory disease spreading from person-to-person and caused by a novel coronavirus was first identified in Wuhan, China in December 2019. The disease has been named coronavirus disease 2019 (“COVID-19”) and has since spread world-wide. The rapid and uncontrolled spread of COVID-19 has significantly overwhelmed existing healthcare infrastructure in many locations and prompted governmental responses and economic shutdowns of unprecedented scale. It is anticipated that the COVID-19 pandemic may result in a significant and prolonged reduction in global economic activity, significant increases in unemployment and financial instability across most of the world, which will exacerbate existing vulnerabilities in local, state and global economies and cause vulnerabilities and acute stresses in areas that were not previously apparent or identifiable. The COVID-19 pandemic could materially disrupt the business of the Investment Adviser and service providers that perform certain critical functions for the Investment Adviser or the Fund, have a material adverse effect on the Investment Adviser’s provision of services to the Fund, and may ultimately cause a partial or complete loss of capital attributable to one or more investments in the Fund.
Please see Note 2(i) beginning on page 45 for a discussion of certain Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	April 30, 2020

Fund Statistics
Share Price	$12.39
Net Asset Value	$13.68
Discount to NAV	-9.43%
Net Assets ($000)	$472,165

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2020
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Advent Convertible and
Income Fund
NAV	(12.39%)	(11.23%)	0.50%	1.21%	3.85%
Market	(11.80%)	(8.70%)	1.07%	2.21%	4.58%

Portfolio Breakdown	% of Net Assets
Convertible Bonds	83.0%
Corporate Bonds	55.3%
Convertible Preferred Stocks	12.7%
Common Stocks	10.8%
Money Market Fund	10.0%
Senior Floating Rate Interests	1.4%
Total Investments	173.2%
Other Assets & Liabilities, net	-73.2%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on Fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more information, please visit guggenheiminvestments.com/avk.
The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2020

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2019, 60% of the distributions were characterized as return of capital. As of April 30, 2020, 77% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

Country Diversification

Country	% of Long-Term Investments
United States	80.2%
Cayman Islands	4.9%
Canada	2.4%
Netherlands	2.1%
France	1.5%
Bermuda	1.1%
Luxembourg	1.1%
Virgin Islands (UK)	0.9%
Panama	0.9%
Hong Kong	0.8%
Ireland	0.5%
United Kingdom	0.5%
Japan	0.5%
Marshall Islands	0.4%
China	0.3%
Australia	0.3%
Spain	0.3%
Taiwan, Province of China	0.2%
Sweden	0.2%
Switzerland	0.2%
Austria	0.2%
Germany	0.1%
India	0.1%
Denmark	0.1%
Belgium	0.1%
Israel	0.1%
Total Long-Term Investments	100.0%

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2020

	Shares	Value

COMMON STOCKS† – 10.8%
Consumer, Cyclical – 2.4%
Home Depot, Inc.[1]	20,000	$ 4,396,600
Lear Corp.[1]	25,000	2,441,250
Brinker International, Inc.	100,000	2,328,000
MGM Resorts International[1]	119,000	2,002,770
Total Consumer, Cyclical		11,168,620

Consumer, Non-cyclical – 2.2%
Merck & Company, Inc.[1]	56,500	4,482,710
Medtronic plc[1]	40,000	3,905,200
Cigna Corp.	10,000	1,957,800
Total Consumer, Non-cyclical		10,345,710

Financial – 2.1%
Morgan Stanley[1]	120,000	4,731,600
JPMorgan Chase & Co.[1]	30,000	2,872,800
Gaming and Leisure Properties, Inc. REIT[1]	91,000	2,569,840
Total Financial		10,174,240

Industrial – 2.1%
Honeywell International, Inc.[1]	40,000	5,676,000
United Parcel Service, Inc. — Class B1	45,000	4,259,700
Total Industrial		9,935,700

Communications – 1.2%
Walt Disney Co.	30,000	3,244,500
AT&T, Inc.[1]	75,000	2,285,250
Total Communications		5,529,750

Technology – 0.8%
Lam Research Corp.[1]	15,000	3,829,200
Total Common Stocks
(Cost $49,750,280)		50,983,220

CONVERTIBLE PREFERRED STOCKS† – 12.7%
Financial – 4.1%
Wells Fargo & Co.
7.50%[1]	6,000	8,396,044
Bank of America Corp.
7.25%[1]	5,295	7,319,808
Crown Castle International Corp.
6.88% due 08/01/20[1]	1,235	1,720,355
QTS Realty Trust, Inc.
6.50%[1]	6,712	943,304

See notes to financial statements.

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 12.7% (continued)
Financial – 4.1% (continued)
Assurant, Inc.
6.50% due 03/15/21[1]	7,678	$ 822,314
Total Financial		19,201,825

Technology – 2.7%
Change Healthcare, Inc.
6.00% due 06/30/22[1]	147,857	6,839,865
Broadcom, Inc.
8.00% due 09/30/22[1]	5,750	5,850,280
Total Technology		12,690,145

Consumer, Non-cyclical – 2.3%
Elanco Animal Health, Inc.
5.00% due 02/01/23[1]	108,420	4,987,320
Danaher Corp.
4.75% due 04/15/22[1]	2,515	2,990,637
Bunge Ltd.
4.88%[1]	20,506	1,918,541
Avantor, Inc.
6.25% due 05/15/22[1]	19,355	1,114,461
Total Consumer, Non-cyclical		11,010,959

Utilities – 1.9%
Dominion Energy, Inc.
7.25% due 06/01/22[1]	30,757	3,042,790
NextEra Energy, Inc.
5.28% due 03/01/23[1]	54,469	2,352,516
4.87% due 09/01/22[1]	23,854	1,143,561
American Electric Power Company, Inc.
6.13% due 03/15/22[1]	18,997	965,048
Southern Co.
6.75% due 08/01/22[1]	19,892	941,687
Sempra Energy
6.75% due 07/15/21[1]	4,770	483,845
Total Utilities		8,929,447

Industrial – 1.0%
Stanley Black & Decker, Inc.
5.25% due 11/15/22[1]	45,712	3,634,561
Energizer Holdings, Inc.
7.50% due 01/15/22[1]	12,842	1,094,781
Total Industrial		4,729,342

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Shares	Value

CONVERTIBLE PREFERRED STOCKS† – 12.7% (continued)
Basic Materials – 0.7%
International Flavors & Fragrances, Inc.
6.00% due 09/15/21[1]	70,888	$ 3,370,724
Total Convertible Preferred Stocks
(Cost $59,406,930)		59,932,442

MONEY MARKET FUND† – 10.0%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class, 0.12%[1,2]	47,070,882	47,070,882
Total Money Market Fund
(Cost $47,070,882)		47,070,882

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0%
Technology – 21.1%
Rapid7, Inc.
1.25% due 08/01/23[1]	6,014,000	7,525,017
2.25% due 05/01/25[3]	3,203,000	3,269,062
Splunk, Inc.
0.50% due 09/15/23[1]	7,164,000	8,256,489
Lenovo Group Ltd.
3.38% due 01/24/24[1]	6,550,000	6,541,812
Microchip Technology, Inc.
1.63% due 02/15/27[1]	5,132,000	6,426,188
Synaptics, Inc.
0.50% due 06/15/22[1]	5,000,000	5,482,612
LivePerson, Inc.
0.75% due 03/01/24[1,3]	5,031,000	4,696,823
Talend S.A.
1.75% due 09/01/24[1,3]	EUR 4,180,000	4,026,965
Pegasystems, Inc.
0.75% due 03/01/25[1,3]	4,000,000	3,887,155
New Relic, Inc.
0.50% due 05/01/23[1]	4,000,000	3,622,400
Silicon Laboratories, Inc.
1.38% due 03/01/22[1]	3,000,000	3,612,516
Akamai Technologies, Inc.
0.13% due 05/01/25[1]	1,774,000	2,114,106
0.38% due 09/01/27[1,3]	1,321,000	1,381,669
Health Catalyst, Inc.
2.50% due 04/15/25[1,3]	3,053,000	3,344,575
Workday, Inc.
0.25% due 10/01/22[1]	2,707,000	3,324,968
Western Digital Corp.
1.50% due 02/01/24[1]	3,000,000	2,769,006

See notes to financial statements.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Technology – 21.1% (continued)
MongoDB, Inc.
0.25% due 01/15/26[1,3]	2,639,000	$ 2,768,783
Lumentum Holdings, Inc.
0.50% due 12/15/26[1,3]	2,508,000	2,660,637
Insight Enterprises, Inc.
0.75% due 02/15/25[1,3]	1,917,000	1,928,790
Alteryx, Inc.
1.00% due 08/01/26[1,3]	1,945,000	1,844,054
ON Semiconductor Corp.
1.63% due 10/15/23[1]	1,465,000	1,600,154
STMicroelectronics N.V.
due 07/03/22[1,4]	1,200,000	1,561,212
Slack Technologies, Inc.
0.50% due 04/15/25[1,3]	1,316,000	1,464,479
Coupa Software, Inc.
0.13% due 06/15/25[1,3]	1,133,000	1,446,324
Nuance Communications, Inc.
1.25% due 04/01/25[1]	1,171,000	1,416,910
Workiva, Inc.
1.13% due 08/15/26[3]	1,721,000	1,392,363
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,382,000	1,344,736
Atos SE
due 11/06/24[1,4]	EUR 1,000,000	1,309,015
Envestnet, Inc.
1.75% due 06/01/23[1]	1,150,000	1,283,688
J2 Global, Inc.
3.25% due 06/15/29[1]	510,000	654,335
1.75% due 11/01/26[1,3]	550,000	517,317
CSG Systems International, Inc.
4.25% due 03/15/36[1]	999,000	1,077,222
Twilio, Inc.
0.25% due 06/01/23[1]	620,000	1,031,709
ServiceNow, Inc.
due 06/01/22[1,4]	373,000	979,646
Innolux Corp.
due 01/22/25[1,4]	1,000,000	887,500
Teradyne, Inc.
1.25% due 12/15/23[1]	414,000	845,192
Tabula Rasa HealthCare, Inc.
1.75% due 02/15/26[1,3]	566,000	626,002
CyberArk Software Ltd.
due 11/15/24[1,3,4]	493,000	460,208

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Technology – 21.1% (continued)
Inphi Corp.
0.75% due 04/15/25[1,3]	217,000	$ 229,451
Total Technology		99,611,090

Communications – 19.5%
Liberty Media Corp.
2.25% due 12/01/48[1,3]	6,571,000	6,550,466
2.75% due 12/01/49[1,3]	6,927,000	6,490,309
1.38% due 10/15/23	4,669,000	4,890,852
Booking Holdings, Inc.
0.75% due 05/01/25[1,3]	8,207,000	9,301,001
0.35% due 06/15/20[1]	360,000	410,697
IAC Financeco 2, Inc.
0.88% due 06/15/26[1,3]	9,348,000	9,599,228
Viavi Solutions, Inc.
1.00% due 03/01/24[1]	3,386,000	3,811,366
1.75% due 06/01/23[1]	3,000,000	3,313,125
Proofpoint, Inc.
0.25% due 08/15/24[1,3]	6,293,000	6,547,687
Zillow Group, Inc.
0.75% due 09/01/24[1,3]	4,399,000	5,155,188
1.50% due 07/01/23[1]	1,048,000	981,871
JOYY, Inc.
1.38% due 06/15/26[3]	4,000,000	3,657,500
0.75% due 06/15/25[1,3]	1,673,000	1,530,477
Farfetch Ltd.
3.75% due 05/01/27[1,3]	4,818,000	5,179,073
DISH Network Corp.
3.38% due 08/15/26[1]	6,198,000	5,039,594
Palo Alto Networks, Inc.
0.75% due 07/01/23[1]	4,086,000	4,196,322
Snap, Inc.
0.75% due 08/01/26[1,3]	3,006,000	3,120,949
Vonage Holdings Corp.
1.75% due 06/01/24[1,3]	3,000,000	2,704,340
GCI Liberty, Inc.
1.75% due 09/30/46[1,3]	1,036,000	1,432,974
Etsy, Inc.
0.13% due 10/01/26[1,3]	1,365,000	1,389,879
Bharti Airtel Ltd.
1.50% due 02/17/25[1]	1,050,000	1,172,955
Yandex N.V.
0.75% due 03/03/25[1]	1,200,000	1,135,949

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Communications – 19.5% (continued)
SBI Holdings, Inc.
due 09/14/22[1,4]	JPY 90,000,000	$ 1,106,024
Pinduoduo, Inc.
due 10/01/24[1,3,4]	775,000	983,176
Twitter, Inc.
0.25% due 06/15/24[1]	923,000	862,808
InterDigital, Inc.
2.00% due 06/01/24[1,3]	739,000	748,201
Q2 Holdings, Inc.
0.75% due 06/01/26[1,3]	403,000	434,167
Liberty Latin America Ltd.
2.00% due 07/15/24[3]	411,000	318,642
Total Communications		92,064,820

Consumer, Cyclical – 14.7%
Southwest Airlines Co.
1.25% due 05/01/25	10,368,000	11,378,880
Sabre GLBL, Inc.
4.00% due 04/15/25[1,3]	5,731,000	6,821,976
Burlington Stores, Inc.
2.25% due 04/15/25[1,3]	5,691,000	6,059,180
Huazhu Group Ltd.
0.38% due 11/01/22[1]	5,635,000	5,703,747
Tesla, Inc.
1.25% due 03/01/21[1]	1,275,000	2,817,609
2.00% due 05/15/24[1]	673,000	1,746,132
ANLLIAN Capital Ltd.
due 02/05/25[1,4]	EUR 4,500,000	4,434,605
Callaway Golf Co.
2.75% due 05/01/26	3,719,000	3,866,068
Winnebago Industries, Inc.
1.50% due 04/01/25[1,3]	4,000,000	3,792,400
Dufry One BV
1.00% due 05/04/23	CHF 3,200,000	3,688,075
Copa Holdings S.A.
4.50% due 04/15/25[1,3]	3,460,000	3,522,119
Carnival Corp.
5.75% due 04/01/23[1,3]	1,911,000	3,226,857
Zhongsheng Group Holdings Ltd.
due 05/23/23[4]	HKD 17,000,000	2,493,630
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1]	2,542,000	2,340,229
Caesars Entertainment Corp.
5.00% due 10/01/24[1]	1,355,000	1,927,849

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Consumer, Cyclical – 14.7% (continued)
Dick’s Sporting Goods, Inc.
3.25% due 04/15/25[1,3]	1,391,000	$ 1,489,125
Sony Corp.
due 09/30/22[4]	JPY 95,000,000	1,231,259
Adidas AG
0.05% due 09/12/23[1]	EUR 800,000	959,710
RH
due 09/15/24[1,3,4]	1,048,000	956,959
Harvest International Co.
due 11/21/22[4]	HKD 6,000,000	775,998
Total Consumer, Cyclical		69,232,407

Consumer, Non-cyclical – 14.2%
Herbalife Nutrition Ltd.
2.63% due 03/15/24[1]	10,440,000	9,526,500
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	4,557,000	6,006,695
Exact Sciences Corp.
0.38% due 03/15/27[1]	4,627,000	4,514,173
0.38% due 03/01/28[1]	1,392,000	1,274,719
Ligand Pharmaceuticals, Inc.
0.75% due 05/15/23[1]	6,000,000	5,285,766
Heska Corp.
3.75% due 09/15/26[1,3]	3,814,000	4,256,433
Square, Inc.
0.50% due 05/15/23[1]	3,134,000	3,529,668
Ionis Pharmaceuticals, Inc.
0.13% due 12/15/24[1,3]	3,605,000	3,461,686
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[1]	4,000,000	3,435,000
Insulet Corp.
0.38% due 09/01/26[1,3]	2,526,000	2,846,486
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	2,000,000	2,165,124
Illumina, Inc.
0.50% due 06/15/21[1]	1,382,000	1,859,295
Coherus Biosciences, Inc.
1.50% due 04/15/26[1,3]	1,748,000	1,856,542
Integra LifeSciences Holdings Corp.
0.50% due 08/15/25[1,3]	1,609,000	1,519,345
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1]	775,000	1,368,650
ORPEA
0.38% due 05/17/27[1]	7,756*	1,205,453

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Consumer, Non-cyclical – 14.2% (continued)
DexCom, Inc.
0.75% due 12/01/23[1]	554,000	$ 1,168,342
Intercept Pharmaceuticals, Inc.
2.00% due 05/15/26[1]	1,048,000	1,076,841
WuXi AppTec Company Ltd.
due 09/17/24[1,4]	900,000	1,069,001
Insmed, Inc.
1.75% due 01/15/25[1]	1,059,000	999,431
CONMED Corp.
2.63% due 02/01/24[1]	899,000	954,626
Neurocrine Biosciences, Inc.
2.25% due 05/15/24	675,000	949,146
Flexion Therapeutics, Inc.
3.38% due 05/01/24[1]	1,169,000	876,327
China Conch Venture
due 09/05/23[4]	HKD 6,000,000	870,030
Almirall S.A.
0.25% due 12/14/21[1]	EUR 800,000	852,231
Korian S.A.
0.88% due 03/06/27	15,020*	804,638
GN Store Nord A/S
due 05/21/24[1,4]	EUR 700,000	754,343
NuVasive, Inc.
0.38% due 03/15/25[1,3]	813,000	751,537
Biocartis N.V.
4.00% due 05/09/24	EUR 900,000	636,127
Anthem, Inc.
2.75% due 10/15/42[1]	128,000	501,197
Revance Therapeutics, Inc.
1.75% due 02/15/27[1,3]	515,000	433,118
Ocado Group plc
0.88% due 12/09/25[1]	GBP 200,000	284,647
Just Eat Takeaway.com N.V.
1.25% due 04/30/26[1]	EUR 100,000	116,819
Total Consumer, Non-cyclical		67,209,936

Industrial – 5.0%
KBR, Inc.
2.50% due 11/01/23[1]	3,713,000	3,938,101
Scorpio Tankers, Inc.
3.00% due 05/15/22	3,437,000	3,344,199
SMART Global Holdings, Inc.
2.25% due 02/15/26[1,3]	2,637,000	2,330,448
Asia Cement Corp.
due 09/21/23[4]	1,627,000	1,851,532

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Industrial – 5.0% (continued)
Safran S.A.
due 06/21/23[1,4]	10,672*	$ 1,599,423
Sika A.G.
0.15% due 06/05/25[1]	CHF 1,320,000	1,524,944
OSI Systems, Inc.
1.25% due 09/01/22[1]	1,545,000	1,488,091
MINEBEA MITSUMI, Inc.
due 08/03/22[4]	JPY 120,000,000	1,209,489
Cellnex Telecom S.A.
1.50% due 01/16/26[1]	EUR 700,000	1,173,338
Chart Industries, Inc.
1.00% due 11/15/24[1,3]	1,225,000	1,102,124
Taiwan Cement Corp.
due 12/10/23[4]	900,000	1,100,996
China Railway Construction Corporation Ltd.
due 01/29/21[4]	1,000,000	1,016,318
Vinci S.A.
0.38% due 02/16/22[1]	800,000	913,024
Akka Technologies
3.50% due 07/01/68	EUR 1,200,000	818,715
Total Industrial		23,410,742

Financial – 3.3%
AXA S.A.
7.25% due 05/15/21[1,3]	3,358,000	2,957,139
Poseidon Finance 1 Ltd.
due 02/01/25[1,4]	2,424,000	2,323,707
Smart Insight International Ltd.
4.50% due 12/05/23	HKD 10,000,000	1,424,282
IMMOFINANZ AG
1.50% due 01/24/24[1]	EUR 1,300,000	1,419,661
PRA Group, Inc.
3.50% due 06/01/23[1]	1,604,000	1,369,353
JPMorgan Chase Bank North America
due 09/18/22[1,4]	EUR 1,100,000	1,277,767
Blackstone Mortgage Trust, Inc.
4.75% due 03/15/23[1]	1,263,000	1,111,440
Deutsche Wohnen SE
0.33% due 07/26/24[1]	EUR 800,000	910,991
Extra Space Storage, LP
3.13% due 10/01/35[1,3]	764,000	819,529
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	781,305
BofA Finance LLC
0.25% due 05/01/23[1]	738,000	723,300

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CONVERTIBLE BONDS†† – 83.0% (continued)
Financial – 3.3% (continued)
IH Merger Sub LLC
3.50% due 01/15/22[1]	596,000	$ 690,615
Total Financial		15,809,089

Basic Materials – 2.2%
SSR Mining, Inc.
2.50% due 04/01/39[1]	3,000,000	3,675,000
Brenntag Finance BV
1.88% due 12/02/22	3,500,000	3,416,577
Cleveland-Cliffs, Inc.
1.50% due 01/15/25[1]	2,856,000	2,098,951
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 1,300,000	917,942
Symrise AG
0.24% due 06/20/24[1]	EUR 300,000	389,767
Total Basic Materials		10,498,237

Energy – 1.7%
CNX Resources Corp.
2.25% due 05/01/26[3]	3,900,000	3,936,193
NextEra Energy Partners, LP
1.50% due 09/15/20[1,3]	2,229,000	2,307,278
BP Capital Markets plc
1.00% due 04/28/23[1]	GBP 700,000	910,198
Helix Energy Solutions Group, Inc.
4.13% due 09/15/23	865,000	647,149
Total Energy		7,800,818

Utilities – 1.3%
NRG Energy, Inc.
2.75% due 06/01/48[1]	2,962,000	2,999,744
CenterPoint Energy, Inc.
4.57% due 09/15/29[1]	41,637*	2,201,764
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[1,4]	975,000	992,228
Total Utilities		6,193,736
Total Convertible Bonds
(Cost $374,027,026)		391,830,875

CORPORATE BONDS†† – 55.3%
Consumer, Cyclical – 11.8%
Ford Motor Co.
9.00% due 04/22/25[1]	6,500,000	6,361,875
4.35% due 12/08/26[1]	1,338,000	1,070,400

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 55.3% (continued)
Consumer, Cyclical – 11.8% (continued)
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	4,220,000	$ 4,072,300
American Airlines Group, Inc.
5.00% due 06/01/22[1,3]	5,691,000	3,225,943
3.75% due 03/01/25[3]	1,037,000	482,516
QVC, Inc.
5.13% due 07/02/22[1]	1,807,000	1,784,413
4.75% due 02/15/27[1]	1,177,000	1,065,067
Hanesbrands, Inc.
5.38% due 05/15/25	2,677,000	2,710,462
Truck Hero, Inc.
8.50% due 04/21/24[1,3]	2,968,000	2,484,216
TRI Pointe Group, Inc.
4.88% due 07/01/21[1]	2,425,000	2,394,081
Dana Financing Luxembourg SARL
6.50% due 06/01/26[1,3]	2,491,000	2,272,415
Starbucks Corp.
3.55% due 08/15/29[1]	2,004,000	2,203,027
Enterprise Development Authority
12.00% due 07/15/24[1,3]	2,312,000	2,103,458
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	1,984,600
Marriott International, Inc.
4.00% due 04/15/28[1]	1,317,000	1,241,818
4.65% due 12/01/28[1]	693,000	673,074
Staples, Inc.
7.50% due 04/15/26[1,3]	1,770,000	1,406,619
10.75% due 04/15/27[1,3]	770,000	442,480
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	1,479,000	1,383,826
5.50% due 04/01/27[1,3]	428,000	413,803
Ford Motor Credit Company LLC
3.81% due 09/01/24	2,004,000	1,791,075
Scientific Games International, Inc.
7.25% due 11/15/29[3]	2,469,000	1,770,643
Scotts Miracle-Gro Co.
5.25% due 12/15/26[1]	1,716,000	1,753,066
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,3]	2,546,000	1,546,186
Hilton Domestic Operating Company, Inc.
4.88% due 01/15/30[1]	1,528,000	1,468,103
Delta Air Lines, Inc.
3.75% due 10/28/29[1]	2,038,000	1,429,731

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 55.3% (continued)
Consumer, Cyclical – 11.8% (continued)
Six Flags Entertainment Corp.
4.88% due 07/31/24[3]	1,336,000	$ 1,182,895
Michaels Stores, Inc.
8.00% due 07/15/27[3]	1,397,000	970,426
Tupperware Brands Corp.
4.75% due 06/01/21[1]	2,364,000	957,420
Tenneco, Inc.
5.00% due 07/15/26	2,031,000	921,464
William Carter Co.
5.63% due 03/15/27[1,3]	703,000	716,751
Levi Strauss & Co.
5.00% due 05/01/25[1,3]	693,000	704,400
Burlington Coat Factory Warehouse Corp.
6.25% due 04/15/25[1,3]	460,000	469,200
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[1,3]	173,000	179,885
Total Consumer, Cyclical		55,637,638

Consumer, Non-cyclical – 10.2%
Encompass Health Corp.
5.75% due 09/15/25[1]	3,309,000	3,382,791
5.75% due 11/01/24[1]	1,170,000	1,181,934
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	3,750,000	3,881,250
Magellan Health, Inc.
4.90% due 09/22/24[1]	3,556,000	3,488,614
HCA, Inc.
5.63% due 09/01/28[1]	1,940,000	2,158,599
7.69% due 06/15/25[1]	1,112,000	1,275,798
Tenet Healthcare Corp.
6.75% due 06/15/23[1]	3,352,000	3,366,078
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	2,860,000	2,969,252
Horizon Therapeutics USA, Inc.
5.50% due 08/01/27[1,3]	2,511,000	2,623,116
Bausch Health Companies, Inc.
7.25% due 05/30/29[1,3]	2,349,000	2,517,611
Cardtronics Incorporated / Cardtronics USA Inc.
5.50% due 05/01/25[1,3]	2,569,000	2,459,304
HLF Financing SARL LLC / Herbalife International, Inc.
7.25% due 08/15/26[1,3]	2,500,000	2,443,625
Capitol Investment Merger Sub 2 LLC
10.00% due 08/01/24[1,3]	2,278,000	2,135,169
Nielsen Company Luxembourg SARL
5.00% due 02/01/25[1,3]	2,096,000	2,035,740

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 55.3% (continued)
Consumer, Non-cyclical – 10.2% (continued)
Ortho-Clinical Diagnostics Incorporated / Ortho-Clinical Diagnostics S.A.
7.25% due 02/01/28[3]	2,164,000	$ 1,983,566
MEDNAX, Inc.
6.25% due 01/15/27[1,3]	2,128,000	1,940,183
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	1,758,000	1,764,593
Central Garden & Pet Co.
6.13% due 11/15/23[1]	1,419,000	1,443,549
5.13% due 02/01/28[1]	254,000	258,343
Constellation Brands, Inc.
3.15% due 08/01/29[1]	1,356,000	1,410,224
Korn Ferry
4.63% due 12/15/27[1,3]	1,351,000	1,276,019
Centene Corp.
4.75% due 05/15/22[1]	1,110,000	1,126,039
LifePoint Health, Inc.
4.38% due 02/15/27[1,3]	748,000	707,795
Service Corporation International
8.00% due 11/15/21	159,000	168,103
Land O’ Lakes, Inc.
6.00% due 11/15/22[1,3]	45,000	46,553
Total Consumer, Non-cyclical		48,043,848

Communications – 9.4%
Sprint Corp.
7.88% due 09/15/23[1]	3,130,000	3,533,927
7.25% due 09/15/21[1]	1,731,000	1,823,262
Sirius XM Radio, Inc.
5.38% due 04/15/25[1,3]	3,500,000	3,626,875
5.50% due 07/01/29[1,3]	1,392,000	1,474,963
VeriSign, Inc.
4.63% due 05/01/23[1]	4,054,000	4,101,432
AMC Networks, Inc.
4.75% due 12/15/22[1]	4,000,000	3,977,800
Altice France Holding S.A.
10.50% due 05/15/27[1,3]	3,594,000	3,900,245
CommScope, Inc.
8.25% due 03/01/27[1,3]	3,006,000	2,895,229
CCO Holdings LLC / CCO Holdings Capital Corp.
5.50% due 05/01/26[1,3]	2,689,000	2,812,452
MDC Partners, Inc.
6.50% due 05/01/24[1,3]	3,285,000	2,566,406
Photo Holdings Merger Sub, Inc.
8.50% due 10/01/26[1,3]	2,808,000	2,444,504

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 55.3% (continued)
Communications – 9.4% (continued)
T-Mobile USA, Inc.
6.38% due 03/01/25[1]	2,353,000	$ 2,427,002
CenturyLink, Inc.
5.13% due 12/15/26[1,3]	2,342,000	2,233,682
Netflix, Inc.
5.50% due 02/15/22[1]	2,000,000	2,092,500
Telefonaktiebolaget LM Ericsson
4.13% due 05/15/22[1]	1,638,000	1,707,615
Meredith Corp.
6.88% due 02/01/26[1]	1,621,000	1,398,599
Plantronics, Inc.
5.50% due 05/31/23[1,3]	1,496,000	1,194,631
Total Communications		44,211,124

Basic Materials – 5.6%
Alcoa Nederland Holding BV
6.75% due 09/30/24[1,3]	4,000,000	3,984,200
6.13% due 05/15/28[1,3]	2,500,000	2,430,375
Commercial Metals Co.
4.88% due 05/15/23[1]	3,000,000	3,007,200
5.75% due 04/15/26[1]	3,019,000	3,006,773
New Gold, Inc.
6.38% due 05/15/25[1,3]	3,357,000	3,247,226
Valvoline, Inc.
4.25% due 02/15/30[3]	2,818,000	2,753,750
Freeport-McMoRan, Inc.
3.55% due 03/01/22[1]	2,243,000	2,270,252
First Quantum Minerals Ltd.
7.25% due 04/01/23[3]	2,454,000	2,240,011
FMG Resources August 2006 Pty Ltd.
5.13% due 03/15/23[1,3]	2,000,000	2,031,300
Compass Minerals International, Inc.
6.75% due 12/01/27[1,3]	1,741,000	1,731,686
Total Basic Materials		26,702,773

Technology – 5.1%
Amkor Technology, Inc.
6.63% due 09/15/27[1,3]	6,149,000	6,346,691
PTC, Inc.
6.00% due 05/15/24[1]	4,000,000	4,142,000
Infor US, Inc.
6.50% due 05/15/22[1]	4,000,000	4,021,400
Seagate HDD Cayman
5.75% due 12/01/34[1]	3,272,000	3,325,515

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 55.3% (continued)
Technology – 5.1% (continued)
Western Digital Corp.
4.75% due 02/15/26[1]	2,519,000	$ 2,581,169
Rackspace Hosting, Inc.
8.63% due 11/15/24[1,3]	2,241,000	2,221,660
Dell, Inc.
7.10% due 04/15/28[1]	1,338,000	1,478,490
Total Technology		24,116,925

Industrial – 5.0%
Sealed Air Corp.
4.88% due 12/01/22[1,3]	5,000,000	5,160,250
6.88% due 07/15/33[1,3]	805,000	895,241
MasTec, Inc.
4.88% due 03/15/23[1]	2,970,000	2,947,131
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	2,779,000	2,703,133
Clean Harbors, Inc.
4.88% due 07/15/27[1,3]	2,307,000	2,393,513
Trident TPI Holdings, Inc.
9.25% due 08/01/24[1,3]	2,708,000	2,389,268
Boeing Co.
5.81% due 05/01/50	2,004,000	2,004,000
Covanta Holding Corp.
6.00% due 01/01/27[1]	2,043,000	1,975,785
Mueller Water Products, Inc.
5.50% due 06/15/26[1,3]	1,899,000	1,956,730
EnerSys
4.38% due 12/15/27[1,3]	1,120,000	1,087,800
TTM Technologies, Inc.
5.63% due 10/01/25[1,3]	167,000	160,704
Total Industrial		23,673,555

Financial – 4.0%
Iron Mountain, Inc.
4.88% due 09/15/27[1,3]	2,962,000	2,919,940
SBA Communications Corp.
4.00% due 10/01/22[1]	2,710,000	2,741,300
Ardonagh Midco 3 plc
8.63% due 07/15/23[1,3]	2,836,000	2,687,110
Springleaf Finance Corp.
7.75% due 10/01/21[1]	2,347,000	2,345,944
Credit Acceptance Corp.
6.63% due 03/15/26[1]	2,512,000	2,273,360
GMAC, Inc.
8.00% due 11/01/31[1]	1,764,000	2,164,692

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

CORPORATE BONDS†† – 55.3% (continued)
Financial – 4.0% (continued)
Advisor Group Holdings, Inc.
10.75% due 08/01/27[1,3]	2,510,000	$ 1,921,154
CoreCivic, Inc.
4.63% due 05/01/23[1]	1,512,000	1,438,290
AG Issuer LLC
6.25% due 03/01/28[1,3]	764,000	679,517
Total Financial		19,171,307

Energy – 3.4%
Parkland Fuel Corp.
5.88% due 07/15/27[1,3]	3,040,000	2,932,536
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
11.00% due 04/15/25[3]	2,628,000	2,053,125
Indigo Natural Resources LLC
6.88% due 02/15/26[1,3]	2,154,000	2,016,790
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	2,207,000	1,666,726
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
5.50% due 01/15/28[3]	2,369,000	1,636,505
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	1,565,000	1,214,753
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
7.50% due 05/01/25[3]	1,757,000	1,150,835
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.25% due 05/15/26	774,000	651,786
7.75% due 02/01/28	195,000	166,364
Canadian Natural Resources Ltd.
3.85% due 06/01/27[1]	806,000	742,585
Diamondback Energy, Inc.
3.50% due 12/01/29	806,000	696,090
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[3]	742,000	637,860
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.00% due 11/01/26[1,3]	535,000	303,399
Total Energy		15,869,354

Utilities – 0.8%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[1]	1,977,000	2,023,064
Talen Energy Supply LLC
10.50% due 01/15/26[1,3]	2,143,000	1,780,555
Total Utilities		3,803,619
Total Corporate Bonds
(Cost $269,995,948)		261,230,143

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 1.4%
Consumer, Cyclical – 1.2%
PetSmart, Inc.
4.66% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/11/22	3,857,868	$ 3,754,998
Intrawest Resorts Holdings, Inc.
3.74% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 07/31/24	2,388,175	2,225,481
Total Consumer, Cyclical		5,980,479

Consumer, Non-cyclical – 0.2%
Refinitiv US Holdings, Inc.
4.24% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 10/01/25	987,500	968,678
Total Senior Floating Rate Interests
(Cost $7,239,638)		6,949,157
Total Investments – 173.2%
(Cost $807,490,704)		$ 817,996,719
Other Assets & Liabilities, net – (73.2)%		(345,832,025)
Total Net Assets – 100.0%		$ 472,164,694

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	April 30, 2020	(Depreciation)
Bank of New York Mellon	25,016,344	EUR	06/12/20	$28,412,579	$27,425,045	$ 987,534
Bank of New York Mellon	1,298,951,900	JPY	06/12/20	12,415,841	12,154,984	260,857
Bank of New York Mellon	2,202,255	CHF	06/12/20	2,366,266	2,284,582	81,684
Bank of New York Mellon	2,574,546	GBP	06/12/20	3,328,092	3,248,003	80,089
Bank of New York Mellon	1,297,918	CAD	06/12/20	946,758	934,583	12,175
Bank of New York Mellon	87,503,000	JPY	05/07/20	811,993	818,598	(6,605)
Bank of New York Mellon	200,000	GBP	06/12/20	242,948	252,317	(9,369)
Bank of New York Mellon	56,412,400	HKD	06/12/20	7,261,189	7,272,390	(11,201)
Bank of New York Mellon	3,690,840	EUR	06/12/20	4,020,272	4,046,213	(25,941)
Bank of New York Mellon	3,391,000	CHF	06/12/20	3,483,767	3,517,766	(33,999)
						$1,335,224

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Buy	Currency	Date	Value	April 30, 2020	(Depreciation)
Bank of New York Mellon	1,892,133	GBP	06/12/20	$2,255,423	$2,387,082	$131,659
Bank of New York Mellon	790,540,000	JPY	06/12/20	7,284,514	7,397,503	112,989
Bank of New York Mellon	6,588,300	EUR	06/12/20	7,118,256	7,222,655	104,399
Bank of New York Mellon	725,000	CHF	06/12/20	743,040	752,103	9,063
Bank of New York Mellon	14,300,000	HKD	06/12/20	1,842,761	1,843,481	720
Bank of New York Mellon	900,000	EUR	06/12/20	996,574	986,657	(9,917)
Bank of New York Mellon	185,162,500	JPY	06/12/20	1,772,791	1,732,664	(40,127)
						$ 308,786

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Represents shares.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.
1
All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of April 30, 2020, the total value of securities segregated was $641,384,727.

2	Rate indicated is the 7-day yield as of April 30, 2020.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $290,310,999 (cost $291,299,701), or 61.5% of total net assets.

4	Zero coupon rate security.
5
Variable rate security. Rate indicated is the rate effective at April 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
SARL	Société à Responsabilité Limitée

See Sector Classification in Other Information section.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2020

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$50,983,220	$—	$—	$50,983,220
Convertible Preferred Stocks	59,932,442	—	—	59,932,442
Money Market Fund	47,070,882	—	—	47,070,882
Convertible Bonds	—	391,830,875	—	391,830,875
Corporate Bonds	—	261,230,143	—	261,230,143
Senior Floating Rate Interests	—	6,949,157	—	6,949,157
Forward Foreign Currency
Exchange Contracts*	—	1,781,169	—	1,781,169
Total Assets	$157,986,544	$661,791,344	$—	$819,777,888

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$—	$137,159	$—	$137,159

*   This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $136,013,555 are categorized as Level 2 within the disclosure hierarchy – See Note 7.
The Fund did not hold any Level 3 securities during the period ended April 30, 2020.
See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2020

ASSETS:
Investments, at value (cost $807,490,704)	$817,996,719
Cash	14,805
Unrealized appreciation on forward foreign currency exchange contracts	1,781,169
Receivables:
Investments sold	26,616,642
Interest	5,666,486
Dividends	172,857
Tax reclaims	54,040
Other assets	116,498
Total assets	852,419,216
LIABILITIES:
Borrowings	188,000,000
Reverse repurchase agreements (Note 7)	136,013,555
Unrealized depreciation on forward foreign currency exchange contracts	137,159
Interest payable on the borrowings	19,405
Payable for:
Investments purchased	55,186,508
Investment advisory fees	311,431
Professional fees	258,516
Servicing fees	121,193
Other liabilities	206,755
Total liabilities	380,254,522
NET ASSETS	$472,164,694
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$34,525
Additional paid-in capital	574,932,410
Total distributable earnings (loss)	(102,802,241)
NET ASSETS	$472,164,694
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value	$13.68

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 35

STATEMENT OF OPERATIONS (Unaudited)	April 30, 2020
For the Six Months Ended April 30, 2020

INVESTMENT INCOME:
Interest (net of foreign taxes withheld $14,885)	$14,198,859
Dividends (net of foreign taxes withheld $137)	3,092,839
Total investment income	17,291,698
EXPENSES:
Interest expense	7,378,762
Investment advisory fees	2,420,281
Servicing fees	941,220
Trustees’ fees and expenses*	269,996
Professional fees	210,336
Administration fees	86,902
Fund accounting fees	83,706
Insurance	69,544
Printing fees	58,159
Custodian fees	30,031
Registration and filing fees	16,744
Transfer agent fees	10,457
Other expenses	12,487
Total expenses	11,588,625
Net investment income	5,703,073
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(58,715,063)
Foreign currency transactions	(991,259)
Forward foreign currency exchange contracts	317,281
Options written	(336,852)
Options purchased	(364,305)
Net realized loss	(60,090,198)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,354,781)
Foreign currency translations	454
Forward foreign currency exchange contracts	1,898,792
Options written	137,230
Net change in unrealized appreciation (depreciation)	(13,318,305)
Net realized and unrealized loss	(73,408,503)
Net decrease in net assets resulting from operations	$(67,705,430)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2020

	Six Months Ended
	April 30, 2020	Year Ended
	(Unaudited)	October 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,703,073	$16,281,602
Net realized loss on investments	(60,090,198)	(4,020,434)
Net change in unrealized appreciation (depreciation)
on investments	(13,318,305)	41,003,343
Net increase (decrease) in net assets resulting from operations	(67,705,430)	53,264,511
Distributions to shareholders	(24,278,136)	(19,250,159)
Return of capital	—	(29,306,113)
Net increase (decrease) in net assets	(91,983,566)	4,708,239
NET ASSETS:
Beginning of period	564,148,260	559,440,021
End of period	$472,164,694	$564,148,260

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 37

STATEMENT OF CASH FLOWS (Unaudited)	April 30, 2020
For the Six Months Ended April 30, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(67,705,430)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	15,354,781
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(1,898,792)
Net change in unrealized (appreciation) depreciation on options written	(137,230)
Net realized loss on investments	58,715,063
Net realized loss on options written	336,852
Net realized loss on options purchased	364,305
Purchase of long-term investments	(1,028,605,829)
Proceeds from sale of long-term investments	1,080,196,957
Net proceeds from sale of short-term investments	6,074,606
Net accretion of discount and amortization of premium	(85,411)
Corporate actions and other payments	16,961
Premiums received on options written	47,385
Cost of closing options written	(587,006)
Increase investments sold receivable	(16,673,530)
Decrease in interest receivable	2,249,828
Decrease in dividends receivable	40,997
Decrease in tax reclaims receivable	9,740
Decrease in other assets	69,545
Increase in investments purchased payable	39,129,369
Decrease in interest payable on the borrowings	(4,326)
Decrease in professional fees payable	(7,723)
Decrease in servicing fees payable	(47,860)
Decrease in investment advisory fees payable	(123,069)
Decrease in other liabilities	(90,370)
Net Cash Provided by Operating and Investing Activities	$86,639,813
Cash Flows From Financing Activities:
Distributions to common shareholders	(24,278,136)
Proceeds from borrowings	37,000,000
Payments made on borrowings	(59,000,000)
Proceeds from reverse repurchase agreements	13,000,000
Payments made on reverse repurchase agreements	(54,002,872)
Net Cash Used in Financing Activities	(87,281,008)
Net decrease in cash	(641,195)
Cash at Beginning of Period	656,000
Cash at End of Period	$14,805
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$7,385,960

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2020

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2020	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2019	2018	2017	2016	2015

Per Share Data:
Net asset value, beginning of period	$16.34	$16.20	$17.63	$16.26	$17.11	$19.00
Income from investment operations:
Net investment income(a)	0.17	0.47	0.51	0.69	0.75	0.65
Net gain (loss) on investments (realized and unrealized)	(2.13)	1.08	(0.54)	1.86	(0.47)	(1.41)
Total from investment operations	(1.96)	1.55	(0.03)	2.55	0.28	(0.76)
Less distributions from:
Net investment income	(0.70)	(0.56)	(0.58)	(0.75)	(0.74)	(0.76)
Return of capital	—	(0.85)	(0.82)	(0.49)	(0.39)	(0.37)
Total distributions to shareholders	(0.70)	(1.41)	(1.40)	(1.24)	(1.13)	(1.13)
Increase resulting from tender offer and repurchase of Common Shares	—	—	—	0.06	—	—
Net asset value, end of period	$13.68	$16.34	$16.20	$17.63	$16.26	$17.11
Market value, end of period	$12.39	$14.79	$13.93	$16.09	$14.01	$14.13
Total Return(b)
Net asset value	(12.39%)	9.94%	(0.34%)	16.55%	1.94%	(4.20%)
Market value	(11.80%)	17.01%	(5.22%)	24.20%	7.57%	(12.57%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$472,165	$564,148	$559,440	$353,389	$383,513	$403,555

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS continued	April 30, 2020

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2020		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2019	2018	2017	2016	2015
Ratio to average net assets of:
Net investment income, including interest expense	2.27	%(e)	2.90%	2.93%	4.04%	4.66%	3.56%
Total expenses, including interest expense(c),(d)	4.16	%(e)	4.11%	3.87%	2.72%	2.92%	2.48%
Portfolio turnover rate	131%		123%	121%	110%	98%	117%
Senior Indebtedness:
Borrowings outstanding (in thousands)(f)	$188,000		$210,000	$235,000	$227,000	$262,000	$262,000
Asset Coverage per $1,000 of indebtedness(g)	$3,512		$3,686	$3,381	$2,557	$2,464	$2,540

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Expense ratio does not reflect the fees and expenses incurred directly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be 0.01% and 0.01% for the years ended October 31, 2016 and 2015.

(d)	Excluding interest expense, the operating expense ratios for the six months ended April 30, 2020 and the years ended October 31 would be:

(Unaudited)
April 30, 2020	2019	2018	2017	2016	2015
1.57%(e)	1.57%	1.62%	1.49%	1.52%	1.42%

(e)	Annualized.
(f)
Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(g )	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2020

Note 1 – Organization
Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

Equity securities that are traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.
Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities are valued based on prices provided by pricing services or, if not available or if Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term debt securities with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, which approximates market value. Short-term debt securities which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities. Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Forward foreign currency exchange contracts are valued by pricing services or, if not available or if Advent considers that price to not represent fair value, by dealers using the mid price. Futures

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

contracts are valued using the settlement price established each day on the exchange on which they are traded.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Advent, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Convertible Securities
The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(d) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments. The interest rate indicated is the rate in effect at April 30, 2020.
The Fund invest in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income,

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(h) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(i) Certain Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, convertible securities, equity securities, illiquid securities, leverage concentration, interest rate and credit risks.
Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund. The value of the securities owned by the Fund may fluctuate, sometimes rapidly and unpredictably, which will affect the NAV and may affect the market price of the common shares. The value of securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of the Fund’s dividends and distributions.
Convertible Securities Risk. The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security.
If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at discount.
Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.
Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that these expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.
The use of leverage by the Fund will cause the NAV, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the NAV and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the NAV of the common shares than if the Fund were not leveraged.
Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may

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be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.
Certain types of indebtedness, including the Fund’s credit agreement, subject the Fund to covenants relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Failure to comply with these requirements, or failure to cure any non-compliance within applicable cure periods, may limit certain activities of the Fund, including the declaration and payment of dividends or other distributions to common shareholders. Any reduction in outstanding borrowings by the Fund in order to comply with such requirements would reduce any leverage applicable to the Common Shares. To comply with such requirements the Fund may be required to dispose of holdings at times or on terms that the Fund would otherwise consider undesirable. Additionally, the Fund may be unable to sell a sufficient amount of portfolio securities in order to comply with applicable tests or covenants, which could cause an event of default on such borrowings. Upon a default, the Fund’s outstanding borrowings may become immediately due and payable and, to the extent that the Fund has pledged assets as collateral for borrowings, such as pursuant to the Fund’s credit agreement, upon a default the lender may be permitted to take possession of such collateral. Adverse or volatile market conditions may in the future make it difficult to maintain, extend or refinance the Fund’s existing borrowing facilities and any failure to do so could have a material adverse effect on the Fund.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if it believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.
During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the Investment Adviser and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

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In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
The Fund may be required to pay a commitment fee on unused portions of its credit facility. In connection with the use of leverage, the Fund may enter into interest rate swap or cap transactions, either separately or as a component of its credit facility in order to fix its borrowing costs. In the event the Fund elects or are required to de-lever, the Fund may be required to pay early termination payments and other breakage costs associated with the termination of the interest rate swap or cap transaction. While such transactions are intended to reduce the risks associated with an increase in short-term interest rates, the use of interest rate swaps and caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Fund’s common shares.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s NAV or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer

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specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.
LIBOR Risk. The London Interbank Offered Rate (“LIBOR”) as a reference or benchmark interest rate in the U.S. and globally for commercial and financial contracts. LIBOR is used as a benchmark rate for floating rate debt, bank loans, derivatives and other borrowings or debt securities. The Fund has leverage arrangements that require the Fund to pay a floating rate of interest based on LIBOR. In addition, the Fund may invest in instruments that pay a floating rate of interest based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends. The U.S. and other countries are currently working to replace LIBOR with alternative reference rates. There is currently no definitive information regarding the future utilization of LIBOR and the nature of any replacement rate. The expected discontinuation of LIBOR, and the transition to an alternative benchmark rate, may require renegotiation by the Fund of certain of its investment instruments and its leverage arrangements. Moreover, the discontinuation of

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LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility, and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Fund, on floating rate income securities in which the Fund may invest, and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
COVID-19 Risks. A new respiratory disease spreading from person-to-person and caused by a novel coronavirus was first identified in Wuhan, China in December 2019. The disease has been named coronavirus disease 2019 (“COVID-19”) and has since spread world-wide. The rapid and uncontrolled spread of COVID-19 has significantly overwhelmed existing healthcare infrastructure in many locations and prompted governmental responses and economic shutdowns of unprecedented scale. It is anticipated that the COVID-19 pandemic may result in a significant and prolonged reduction in global economic activity, significant increases in unemployment and financial instability across most of the world, which will exacerbate existing vulnerabilities in local, state and global economies and cause vulnerabilities and acute stresses in areas that were not previously apparent or identifiable. The COVID-19 pandemic could materially disrupt the business of the Investment Adviser and service providers that perform certain critical functions for the Investment Adviser or the Fund, have a material adverse effect on the Investment Adviser’s provision of services to the Fund, and may ultimately cause a partial or complete loss of capital attributable to one or more investments in the Fund.
(j) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable

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investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ —	$ —*

* Options contracts were outstanding for 7 days during the period ended April 30, 2020. The daily average outstanding notional amount was $1,491,209.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

Average Notional Amount
Use	Call	Put
Income	$ —*	$ —

* Options contracts were outstanding for 6 days during the period ended April 30, 2020. The daily average outstanding notional amount was $285,714.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled,

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in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

Average Value
Use	Purchased	Sold
Hedge	$ 9,317,663	$ 55,932,434

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of April 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized	Unrealized
	appreciation	depreciation
	on forward	on forward
	foreign currency	foreign currency
	exchange contracts	exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at April 30, 2020:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 1,781,169

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$ 137,159

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended April 30, 2020:

Location of Gain (Loss)
Derivative Investment Type	on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity contracts	Net realized gain (loss) on options written
Net realized gain(loss) on options purchased
Net change in unrealized appreciation (depreciation) on options written

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended April 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations:
Forward
Options	Options	Foreign
Written	Purchased	Currency
Equity	Equity	Exchange
Risk	Risk	Risk	Total
$(336,852)	$(364,305)	$ 317,281	$ (383,876)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Forward
Options	Foreign
Written	Currency
Equity	Exchange
Risk	Risk	Total
$ 137,230	$1,898,792	$2,036,022

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and

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comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Assets		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$1,781,169	$ —	$1,781,169	$(137,159)	$ —	$ —	$1,644,010
Mellon	Foreign
Currency
Exchange
Contracts

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Liabilities		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Société	Reverse	$136,013,555	$ —	$136,013,555	$ —	$136,013,555	$ —	$ —
Générale	Repurchase
Agreements
Bank of New York	Forward	137,159	—	137,159	(137,159)	—	—	—
Mellon	Foreign
Currency
Exchange
Contracts

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $88,831,900.

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Note 5 – Fees and Other Transactions
Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the period ended April 30, 2020, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the

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investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended April 30, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $168,027,473. The average interest rate was 3.33%. As of April 30, 2020, there were $136,013,555 reverse repurchase agreements outstanding.

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	3.45%-3.83%	12/15/2020-12/15/2022	$136,013,555

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2020, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Convertible Bonds	$ —	$ —	$ —	$ 68,207,588	$ 68,207,588
Corporate Bonds				36,405,845	36,405,845
Convertible Preferred Stocks				31,400,122	31,400,122
Total Reverse
Repurchase Agreements	$ —	$ —	$ —	$ 136,013,555	$ 136,013,555
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$ —	$ —	$ —	$ 136,013,555	$ 136,013,555

Note 8 – Borrowings
On December 15, 2017, the Fund entered into a senior secured credit agreement with Société Générale.
On August 27, 2018, with the completion of the mergers of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent Claymore Enhanced Growth and Income Fund (“LCM”) (together the “Target Funds”) into Advent Convertible and Income Fund (“AVK” or the “Acquiring Fund”), the Fund amended its leverage facilities with Société Générale in order to assume the leverage of the Target Funds. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

3.48% fixed rate 3-year maturity	$ 114,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	7,000,000

An undrawn commitment fee of 0.25% per annum is charged on the difference between the $235,000,000 credit facility and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Statement of Operations.
As of April 30, 2020, there was $188,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the period ended April 30, 2020, was $200,027,473, with a related average interest rate of 3.35%. The maximum amount outstanding during the year was $210,000,000. As of April 30, 2020, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $416,539,272.
The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into

58 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.
At April 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

	Tax	Tax	Net Tax
Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Appreciation
$ 815,230,372	$ 33,982,549	$ (29,572,192)	$ 4,410,357

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.
As of October 31, 2019 (the most recent fiscal year end for federal income tax purposes), tax components of distributable earnings(loss) were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Capital Gain/	Net Unrealized
(Accumulated	(Accumulated	Appreciation/
Ordinary Loss)	Capital Loss)	(Depreciation)
$ —	$ (33,454,459)	$ 22,635,784

The components of distributable earnings’ differences between book basis and tax basis are attributable to the tax deferral of losses on wash sales, straddle loss deferrals, and additional income adjustments on certain convertible bonds.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

At October 31, 2019 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward available as shown in the table below, to offset possible future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

Total
Unlimited	Unlimited	Capital Loss
Short-Term	Long-Term	Carryforward
$ (27,512,559)	$ (5,941,900)	$ (33,454,459)*

*  In accordance with Sections 382-384 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.

For the year ended October 31, 2019 (the most recent fiscal year end for federal income tax purposes), the capital loss carryforward amounts expired and utilized were $1,291,643 and $0, respectively.
For the year ended October 31, 2019 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected on the Statement of Changes in Net Assets, was $19,250,159 of ordinary income and $29,306,113 of return of capital.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 10 – Security Transactions
For the period ended April 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding options and short-term securities, were as follows:

Purchases	Sales
$ 1,028,605,829	$ 1,080,196,957

Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the period ended April 30, 2020, or the year ended October 31, 2019. As of April 30, 2020, Advent owned 153,048 shares of the Fund.

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2020

Note 12 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.
As of November 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 13 – Subsequent Events:
On May 1, 2020, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on May 29, 2020 to shareholders of record on May 15, 2020.
On June 1, 2020, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on June 30, 2020 to shareholders of record on June 15, 2020.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 61

OTHER INFORMATION (Unaudited)	April 30, 2020

Federal Income Tax Information
In January 2021, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2020.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

62 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2020

Trustees
The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past 5 Years	Overseen **	Held by Trustees
Independent Trustees:
Randall C. Barnes++ (1951)	Trustee and Chairman of the Audit Committee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Daniel L. Black+ (1960)	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present). Former: Managing Director and Co-Head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of U.S. Corporate Banking at BNY Mellon (1995-1998).	1
Current: Dartmouth College (2020- present); Sontiq, Inc. (2016-present); Harlem Lacrosse & Leadership, Inc. (2014-present).

Former: Antenna International, Inc. (2010-June 2020); Little Sprouts, LLC (2015-2018); Bendon Inc. (2012-2016); Bonded Services, Ltd. (2011-2016).

Derek Medina+ (1966)	Trustee and Chairman of the Nominating and Governance Committee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008); Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	1	Current: Oliver Scholars (2011-present); Young Scholar’s Institute (2005-present).

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	April 30, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg++ (1953)	Trustee	Since 2004	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9)(2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Gerald L. Seizert, CFA, CIC+ (1952)	Trustee	Since 2003	Current: Chairman of Seizert Capital Partners, LLC. Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer – Equities of Munder Capital Management, LLC (1995-1999);Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of America Bank (1978-1984).	1	Current: University of Toledo Foundation (2013-present); Beaumont Hospital (2012-present).
Michael A. Smart+ (1960)	Trustee	Since 2003	Current: Managing Partner, CWS Private Equity (2014–present), Managing Partner, Cordova, Smart & Williams, LLC (2003–present). Former: Principal , FirstAtlantic Capital Ltd. (2001-2003); Managing Director in Investment Banking – the Private Equity Group (1995-2001) and a Vice President in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	1
Current: The Mead School (2014- present); National Association of Investment Companies (“NAIC”) (2010- present); Sprint Industrial Holdings (2007-present).

Former: Berkshire Blanket, Holdings, Inc. (2006-2016); Sqwincher Holdings (2006-2015).

64 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Interested Trustee:
Tracy V. Maitland+ø (1960)	Trustee, Chairman, President and Chief Executive Officer	Since 2003	Current: Founder, President and Chief Investment Officer of Advent Capital Management, LLC (2001-present).	1	None.

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2021 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2022 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 65

OTHER INFORMATION (Unaudited) continued	April 30, 2020

Officers
The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk (1968)	Secretary and Chief Compliance Officer	Since 2012
Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).

Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Tony Huang (1976)	Vice President and Assistant Secretary	Since 2014
Current: Director and Associate Portfolio Manager, Advent Capital Management, LLC (2007-present).

Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).

Robert White (1965)	Treasurer and Chief Financial Officer	Since 2005	Current: Chief Financial and Administrative Officer, Advent Capital Management, LLC (2005-present). Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

66 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2020

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

68 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

FUND INFORMATION	April 30, 2020

Board of Trustees

Randall C. Barnes

Daniel L. Black

Tracy V. Maitland,*
Chairman

Derek Medina

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Edward C. Delk
Secretary and Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary

Investment Adviser
Advent Capital Management, LLC
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT l 69

FUND INFORMATION continued	April 30, 2020

Portfolio Managers of the Fund
The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager.
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Convertible and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

70 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMI-ANNUAL REPORT

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ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-SAR-0420

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
 Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)
There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent semi-annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1)   Not applicable.
(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)   Not applicable.
(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Advent Convertible and Income Fund
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:    President and Chief Executive Officer
Date:    July 2, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Tracy V. Maitland
Name:  Tracy V. Maitland
Title:     President and Chief Executive Officer
Date:     July 2, 2020
By:        /s/ Robert White
Name:   Robert White
Title:     Treasurer and Chief Financial Officer
Date:     July 2, 2020